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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                               BALANCED PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The Balanced Portfolio's value investment objective is to seek high total return while preserving capital by investing in a combination of undervalued equity securities and fixed income securities.

PERFORMANCE COMPARED TO INDATA BALANCED-MEDIAN INDEX(1)
----------------------------------------------------

                                                   TOTAL RETURNS(2)
                                   ------------------------------------------------
                                                                          AVERAGE
                                                             AVERAGE      ANNUAL
                                                  ONE      ANNUAL FIVE     SINCE
                                      YTD        YEAR         YEARS      INCEPTION
                                   ---------  -----------  -----------  -----------
PORTFOLIO--CLASS A...............      14.68%      21.09%       11.76%       11.31%
PORTFOLIO--CLASS B...............      14.30       20.71          N/A        14.16
INDEX--CLASS A...................      19.01       25.59        13.91        12.97
INDEX--CLASS B...................      19.01       25.59          N/A        19.36

1. The Indata Balanced-Median Index is an unmanaged index and includes an asset allocation of 1.7% cash, 36.8% bonds and 61.5% equity based on $52 billion in assets among 531 portfolios for the period ended September 30, 1997 (includes dividends). The index returns are gross of management fees; the Portfolio returns are net of management fees and other expenses.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORGINAL COST.

The Balanced Portfolio's asset allocation strategy between equities, fixed income and cash is based upon our estimate of the portfolio's risk. Since equities are the highest risk asset class, we have maintained a below average equity exposure during past periods of high market valuation. Typically, our equity exposure will range between 35% and 65% with an expected long term average of 55%.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 14.68% and 21.09%, respectively, for the Class A shares and 14.30% and 20.71%, respectively, for the Class B shares compared to 19.01% and 25.59%, respectively, for the Indata Balanced-Median Index (the "Index"). For the five year period ended September 30, 1997, the average annual total return for Class A shares was 11.76% compared to 13.91% for the Index. From inception on February 20, 1990 to September 30 1997, the average annual total return for Class A shares was 11.31% compared to 12.97% for the Index. From inception on January 2, 1996 to September 30, 1997 the average annual total return for Class B shares was 14.16% compared to 19.36% for the Index.

Our asset allocation, based on net assets at September 30, 1997, is as follows:

EQUITIES.........................................       52.0%
FIXED INCOME.....................................       41.2
CASH.............................................        6.8
                                                   ---------
                                                         100%
                                                   ---------
                                                   ---------

EQUITIES
For the quarter ended September 30, 1997, the equity component of the Balanced Portfolio had a gross return of 10.42% and for nine months ended September 30, 1997 returned 26.69%. The S&P 500 returned 7.50% for the quarter ended September 30, 1997 and 29.66% for the nine months ended September 30, 1997.

The market rebound in the second quarter continued into the third quarter, contributing to strong year-to-date performance across most major market indices.

Favorable interest rates, a moderating economy, benign inflation, solid corporate profitability and strong mutual fund flows have supported the market throughout the year. As valuations have risen during the year, investors have sought to find better value, rotating into less expensive sectors. During the third quarter, investors shifted out of the more expensive, large cap multinationals and consumer product sectors, resulting in a sell-off in those sectors that neared a correction in the broad market indices in August. Consumer product and multinationals were hurt by a weakening profit outlook caused by the strength of the dollar, the Southeast Asian currency devaluations and the prospect of slower economic growth in the region. This investor rotation helped the lagging small cap stocks and cyclical sectors, narrowing some of the wide performance gap seen earlier in the year.

Small cap stocks outperformed large cap stocks during the third quarter, with the smaller cap Russell 2000 up 14.88% and the larger cap Russell 1000 up 8.73%. However, on a year-to-date basis, large cap stocks have still outperformed small cap. The Russell 1000 returned 28.98% for the first nine months compared to a return of 26.60% for the Russell 2000. Style effect was much more evident in the small cap indices where value is still significantly outperforming growth, although small cap growth was helped by the investor rotation seen in the third quarter. The Russell 2000 Value Index returned 29.61% compared to the Russell 2000 Growth Index return of 23.03% for the nine months ended September 30. In the large cap Russell indices, value outperformed growth by a smaller margin. The Russell 1000 Value Index increased 29.40% for the first nine months compared to the Russell 1000 Growth Index return of 28.54%.

The equity component of the Balanced Portfolio holds the same undervalued companies that are held in the Value Equity Portfolio. The equity portion of the Portfolio has a wide valuation gap as compared to the characteristics of the S&P 500.

                                     PRICE EARNINGS     PRICE-TO-BOOK
                                     ---------------  -----------------
PORTFOLIO-EQUITY PORTION...........         17.3X              2.9X
S&P 500............................         23.4X              6.0X

During the first nine months, the best performing sectors in the equity portion of the Portfolio were technology, up 73%, financial services, up 48%, services and growth, up 40%, and capital goods, up 34%. Underperforming sectors for the first nine months included industrial, up 5%, electric utilities, up 6%, consumer staples, up 9%, and health care, up 18%. The best performing stocks in the first nine months were Texas Instruments, up 111%, Sallie Mae, up 68%, Wal-Mart, up 62%, and Mellon Bank, up 58%. Stocks providing the biggest disappointment included Texas Utilities, down 8%, Woolworth, up 1%, Rockwell, up 5%, and RJR Nabisco, up 6%.

Changes made to the equity portion of the Portfolio in the first nine months included decreasing the exposure to consumer staples by selling the final position in American Brands and paring back on Philip Morris and RJR Nabisco. We adjusted the composition of the energy sector by establishing positions in Occidental Petroleum and USX-Marathon and selling Exxon, which outperformed other integrated oils. We pared back on GPU due to concerns about the cost and resolution of their stranded assets. We increased exposure to the retail sector by purchasing a full position in Wal-Mart. Wal-Mart began generating positive free cash flow in 1996 and recently announced a 30% dividend increase and a stock buyback program. We adjusted the chemical sector by selling Eastman Chemical and Olin, while adding DuPont. We sold the remaining position in Apple Computer as the company fundamentals continued to deteriorate and showed no signs of improvement. Finally, we established positions in Litton Industries, Lockheed Martin and Gulfstream Aerospace to increase exposure to the aerospace cycle, and added Banc One in the financial services sector. Compared to the S&P 500 Index, we continue to overweight financial services and utilities, and underweight technology and health care.
FIXED INCOME
The fixed income portion of the Balanced Portfolio continues to maintain 100% exposure to intermediate-term U.S. Government securities. For the quarter ended September 30, 1997, the fixed income portion of the Balanced Portfolio had a gross return of 2.70% and for the nine months ended September 30, 1997, returned 5.50%.

The Lehman Intermediate-Government/Corporate Index (MSAM/Chicago's fixed-income benchmark) returned 2.70% for the quarter ended September 30, 1997, and 5.61% for the nine months ended September 30, 1997.

The Portfolio began the year at a weighted average maturity of 3.3 years. During the first nine months of 1997, interest rates fell moderately across all maturity spectrums, with the largest decrease occurring in the five, ten and thirty year maturities. This downward shift in the yield curve helped the performance of the Portfolio. During the third quarter, when long bond rates approached 6.7%, we lengthened the weighted average maturity and average duration of the Portfolio to take advantage of the increase in rates. When interest rates moderated later in the quarter, this helped performance.

Stephen C. Sexauer
PORTFOLIO MANAGER

Alford E. Zick, Jr.
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (52.0%)
 AEROSPACE (2.1%)
            100    Gulfstream Aerospace Corp.           $       3
            500    Litton Industries, Inc.                     27
            200    Lockheed Martin Corp.                       21
            650    United Technologies Corp.                   53
                                                        ---------
                                                              104
                                                        ---------
 BANKING (9.2%)
            500    Banc One Corp.                              28
            900    BankAmerica Corp.                           66
            600    BankBoston Corp.                            53
            550    Bankers Trust (New York) Corp.              67
            550    Chase Manhattan Corp.                       65
          1,300    First of America Bank Corp.                 70
          1,200    Mellon Bank Corp.                           66
          1,050    PNC Bank Corp.                              51
                                                        ---------
                                                              466
                                                        ---------
 CAPITAL GOODS (1.1%)
          1,000    Deere & Co.                                 54
                                                        ---------
 CHEMICALS (0.7%)
            600    E.I. du Pont de Nemours & Co.               37
                                                        ---------
 COMMUNICATIONS (3.1%)
          1,400    AT&T Corp.                                  62
            850    Sprint Corp.                                43
          1,300    U.S. West Communications Group              50
                                                        ---------
                                                              155
                                                        ---------
 CONSUMER-DURABLES (2.3%)
          1,450    Chrysler Corp.                              53
            950    General Motors Corp.                        64
                                                        ---------
                                                              117
                                                        ---------
 CONSUMER-RETAIL (3.7%)
          1,150    J.C. Penney Co., Inc.                       67
          1,500    Wal-Mart Stores, Inc.                       55
          2,900    Woolworth Corp.                             64
                                                        ---------
                                                              186
                                                        ---------
 CONSUMER-STAPLES (3.2%)
          2,200    Fleming Cos., Inc.                          40
          1,425    Philip Morris Cos., Inc.                    59
          1,800    RJR Nabisco Holdings Corp.                  62
                                                        ---------
                                                              161
                                                        ---------
 ENERGY (5.5%)
          1,200    Ashland, Inc.                               65
            900    Atlantic Richfield Co.                      77

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
            900    Mobil Corp.                          $      66
          1,000    Occidental Petroleum Corp.                  26
          1,200    USX-Marathon Group                          45
                                                        ---------
                                                              279
                                                        ---------
 FINANCIAL-DIVERSIFIED (1.7%)
            550    SLM Holding Corp.                           85
                                                        ---------
 HEALTH CARE (1.0%)
          1,250    Bausch & Lomb, Inc.                         51
                                                        ---------
 INDUSTRIAL (1.4%)
          1,150    Rockwell International Corp.                72
                                                        ---------
 INSURANCE (3.4%)
            850    American General Corp.                      44
          1,050    Lincoln National Corp.                      73
            700    St. Paul Cos., Inc.                         57
                                                        ---------
                                                              174
                                                        ---------
 METALS (1.0%)
            650    Phelps Dodge Corp.                          50
                                                        ---------
 PAPER & PACKAGING (2.1%)
          2,200    Louisiana-Pacific Corp.                     55
          1,400    Willamette Industries, Inc.                 54
                                                        ---------
                                                              109
                                                        ---------
 SERVICES (1.9%)
            700    McGraw-Hill Cos., Inc.                      47
          2,100    Ogden Corp.                                 50
                                                        ---------
                                                               97
                                                        ---------
 TECHNOLOGY (3.3%)
          1,850    Harris Corp.                                85
            600    Texas Instruments, Inc.                     81
                                                        ---------
                                                              166
                                                        ---------
 TRANSPORTATION (1.5%)
            400    AMR Corp.                                   44
            950    Ryder System, Inc.                          34
                                                        ---------
                                                               78
                                                        ---------
 UTILITIES (3.8%)
          1,050    GPU, Inc.                                   38
          1,200    NIPSCO Industries, Inc.                     51
          1,500    Pinnacle West Capital Corp.                 50
          1,450    Texas Utilities Co.                         52
                                                        ---------
                                                              191
                                                        ---------
TOTAL COMMON STOCKS (Cost $1,833)                           2,632
                                                        ---------

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
FIXED INCOME SECURITIES (41.2%)
 US TREASURY NOTES (41.2%)
$         1,603    U.S. Treasury Notes 5.50%, 4/15/00   $   1,590
            500    U.S. Treasury Notes 5.875%,
                    11/15/05                                  491
                                                        ---------
TOTAL FIXED INCOME SECURITIES (Cost $2,058)                 2,081
                                                        ---------
SHORT-TERM INVESTMENT (6.5%)
 REPURCHASE AGREEMENT (6.5%)
            331    Chase Securities, Inc. 5.75%,
                    dated 9/30/97, due 10/01/97, to
                    be repurchased at $331
                    collateralized by U.S. Treasury
                    Notes, 6.25%, due 10/31/01,
                    valued at
                    $342 (Cost $331)                          331
                                                        ---------
TOTAL INVESTMENTS (99.7%) (Cost $4,222)                     5,044
                                                        ---------
OTHER ASSETS AND LIABILITIES (0.3%)
  Other Assets                                                415
  Liabilities                                                (401)
                                                        ---------
                                                               14
                                                        ---------
NET ASSETS (100%)                                       $   5,058
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                                 $4,351
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 491,933 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $8.85
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                   $707
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 80,180 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $8.82
                                                        ---------
                                                        ---------

----------------------------------